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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34898, No. 333-34900 and No. 333-34902) of
QuickLogic Corporation of our report dated January 23, 2001, except as to
Note 13, which is as of March 1, 2001, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
March 23, 2001